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                             COMMUNITY CENTRAL BANK
                               DEATH BENEFIT PLAN

                            EFFECTIVE JANUARY 1, 2003

                                     PURPOSE

     The purpose of the Plan is to provide supplemental death benefits to a select group of employees who contribute materially to the continued growth, development and future business success of Community Central Bank, Community Central Bank Corporation and their affiliated entities. The Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

                                    ARTICLE I
                                   DEFINITIONS

     For purposes of the Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

     "Bank" shall mean Community Central Bank, and any successor to all or substantially all of the assets or business of the Bank.

     "Beneficiary" shall mean one or more persons, estates or other entities, designated in accordance with Article 5, that are entitled to receive benefits under the Plan upon the death of a Participant.

     "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Bank or the Committee to designate one or more Beneficiaries.

     "Board" shall mean the board of directors of the Bank or the Holding
     Company.

     "Change in Control" shall mean the first to occur of any of the following events:

     (a) An acquisition of control of the Bank within the meaning of the Bank Holding Company Act of 1956 and 12 C.F.R. Part 303.82 as in effect on the date hereof that is not subject to rebuttal;

     (b) Any event that would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") if the Exchange Act were applicable to the Bank;

     (c) Any "person" (as that term is used in Section 13 and 14(d)(2) of the Exchange Act), other than the Holding Company or an affiliate of the Holding Company, becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 25% or more


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          of the Bank's outstanding securities entitled to vote in the election of directors;

     (d) Individuals who are members of the board of directors of the Holding Company on the date of adoption of this Plan (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date of adoption of this Plan whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by a nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board;

     (e) The sale of all or substantially all of the assets of the Bank or the Holding Company, excluding transfers to entities that are within a "controlled group of corporations" (as defined in Code Section 1563) in which the Bank is the parent corporation; or

     (f) A reorganization, merger, consolidation or similar transaction involving the Holding Company in which the Holding Company is not the resulting entity or the Holding Company is the resulting entity but the stockholders of the Holding Company immediately prior to such transaction do not own at least 50% of the voting securities of the Holding Company immediately following the completion of such transaction.

     "Claimant" shall have the meaning set forth in Section 10.1.

     "Code" shall mean the Internal Revenue Code 1986, as it may be amended from time to time.

     "Committee" shall mean the committee described in Article 8.

     "Employee" shall mean a person who is classified as an employee of the Bank or the Holding Company.

     "Equivalent Actuarial Value" shall mean a benefit of equivalent value to another benefit or form of benefit, computed using an interest rate factor of 7 percent per annum. Effective January 1, 2007, the Equivalent Actuarial Value of a benefit shall be determined using an interest rate equal to the then-current effective yield on the United States Treasury 10-year note, plus 100 basis points; provided, however that the interest rate shall not exceed 7 percent per annum.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

     "Holding Company" shall mean Community Central Bank Corporation, the parent corporation of the Bank.


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     "Participant" shall mean any Employee (i) who is selected to participate in the Plan, (ii) who signs a Plan Agreement and a Beneficiary Designation
     Form and (iii) whose signed Plan Agreement and Beneficiary Designation Form are accepted by the Bank or the Committee. A spouse or former spouse of a Participant shall not be treated as a Participant in the even if he or she has an interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

     "Plan" shall mean this Death Benefit Plan, which shall be evidenced by this instrument and by each Plan Agreement, as they may be amended from time to time.

     "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between the Bank or the Holding Company and a Participant. Should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Bank or the Holding Company shall supersede all previous Plan Agreements in their entirety and shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may limit the benefits otherwise provided under the Plan.

     "Pre-Commencement Death Benefit" shall mean a single sum amount equal to the Equivalent Actuarial Value of the Participant's SERP Benefit. The determination of a Participant's Pre-Commencement Death Benefit shall be determined by the Committee, which determination shall be conclusive and binding on all persons.

     "Post- Commencement Death Benefit" shall mean a single sum amount equal to the Equivalent Actuarial Value of the Participant's remaining payments under his SERP Benefit at the time of the Participant's death. The determination of a Participant's Post-Commencement Death Benefit shall be determined by the Committee, which determination shall be conclusive and binding on all persons.

     "SERP" shall mean the Community Central Bank Supplemental Executive Retirement Plan, as in effect at the relevant time.

     "SERP Benefit" shall mean with respect to any Participant, his vested Annual Benefit as determined under the SERP. The SERP Benefit shall be determined by the Committee in its sole discretion.

     "Tax Gross-Up Amount" shall mean an amount to compensate a Participant's Beneficiary for federal, state and local income and employment taxes attributable to the Participant's Death Benefit. A Participant's Tax-Gross Up Amount shall be 45 percent of the Participant's Pre-Commencement Death Benefit or Post-Commencement Death Benefit, as the case may be.


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     "Trust" shall mean any trust established between the Bank or the Holding
     Company and the trustee named therein to provide benefits hereunder, as amended from time to time.

                                    ARTICLE 2
                       SELECTION, ENROLLMENT, ELIGIBILITY

2.1 SELECTION BY COMMITTEE. Participation in the Plan shall be limited to a select group of management and highly compensated Employees, as determined by the Committee in its sole discretion from time to time. From that group, the Committee shall select, in its sole discretion, Employees to participate in the Plan.

2.2 ENROLLMENT REQUIREMENTS. As a condition to participation, each selected Employee shall complete, execute and return to the Bank or the Committee a Plan Agreement and a Beneficiary Designation Form. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary or appropriate.

2.3 ELIGIBILITY; COMMENCEMENT OF PARTICIPATION. Provided an Employee selected to participate in the Plan has met all enrollment requirements set forth in the Plan and required by the Committee, including returning all required documents to the Bank or the Committee, that Employee shall commence participation in the Plan on the date his Plan Agreement is executed by the Bank or the Holding Company.

2.4 TERMINATION OF PARTICIPATION. If the Committee determines in good faith that a Employee no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Committee shall have the right, in its sole discretion, to terminate the Employee's participation in the Plan.

                                    ARTICLE 3
                                 DEATH BENEFITS

3.1 DEATH BENEFITS. If a Participant dies prior to the commencement of his SERP Benefit, then there shall be paid to the Participant's Beneficiary a single sum amount equal to the Participant's Pre-Commencement Death Benefit plus the Tax Gross-Up Amount. If a Participant dies after the commencement of his SERP Benefit under the SERP, then there shall be paid to the Participant's Beneficiary a single sum equal to the Participant's Post-Commencement Death Benefit plus the Tax Gross-Up Amount. Payment of a Participant's death benefit hereunder shall be made as soon as administratively practicable after the Participant's death.


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3.2  TAX WITHHOLDING FROM DISTRIBUTIONS. The Bank, the Holding Company, or the
     trustee of the Trust, if applicable, shall withhold from any payments made to a Participant's Beneficiary all federal, state and local income, employment and other taxes required to be withheld by the Bank, the Holding Company, or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Bank, the Holding Company and the trustee of the Trust, if applicable.

                                    ARTICLE 4
                                     FUNDING

4.1 FUNDING GENERALLY. The Bank's or the Holding Company's obligations under the Plan shall be an unfunded and unsecured promise to pay. The Bank or the Holding Company shall not be obligated under any circumstances to fund in advance its obligations under the Plan, and when the benefit amount is paid it shall be expensed out of the Bank's or the Holding Company's general assets.

4.2 OPTION TO FUND INFORMALLY. The Bank or the Holding Company may, at its sole option, or by agreement, informally fund its obligations under the Plan in whole or in part, provided, however, that in no event shall such informal funding be construed to create any trust fund, escrow account or other security for any Participant or Beneficiary with respect to the payment of any benefit under the Plan, other than as permitted by Internal Revenue Service and Department of Labor rules and regulations for unfunded supplemental retirement plans.

                                    ARTICLE 5
                             BENEFICIARY DESIGNATION

5.1 BENEFICIARY. Each Participant shall have the right, at any time, to designate his Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan upon the death of the Participant. The Beneficiary designated under the Plan may be the same as or different from the Beneficiary designated under any other plan of the Bank or the Holding Company in which the Participant participates.

5.2 BENEFICIARY DESIGNATION: CHANGE; SPOUSAL CONSENT. A Participant shall designate his Beneficiary by completing and signing the Beneficiary Designation Form and returning it to the Bank or the Committee. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. If the Participant names someone other than his spouse as a Beneficiary, a spousal consent, in the form designated by the Committee, must be signed by that Participant's spouse and returned to the Bank or the Committee. Upon the acceptance by the Bank or the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Bank or the Committee prior to his death.


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5.3  ACKNOWLEDGMENT. No designation or change in designation of a Beneficiary shall be effective until received and acknowledged in writing by the Bank or the Committee.

5.4 NO BENEFICIARY DESIGNATION. If a Participant fails to designate a Beneficiary as provided in Sections 5.1, 5.2 and 5.3 above or, if all designated Beneficiaries predecease a Participant or die prior to complete distribution of the Participant's benefits, then a Participant's designated Beneficiary shall be deemed to be his surviving spouse. If a Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the Participant's estate.

5.5 DOUBT AS TO BENEFICIARY. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to the Plan, the Committee shall have the right, exercisable in its discretion, to cause the Bank or the Holding Company to withhold such payments until this matter is resolved to the Committee's satisfaction.

5.6 DISCHARGE OF OBLIGATIONS. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge the Bank, the Holding Company and the Committee from all further obligations under the Plan with respect to the Participant.

                                    ARTICLE 6
                                LEAVE OF ABSENCE

     If a Participant is authorized by the Bank or the Holding Company for any reason to take a leave of absence from employment with the Bank or the Holding Company, such Participant shall continue to be considered employed by the Bank or the Holding Company during such leave of absence (and therefore eligible for a benefit under this Plan should the Participant die while on such leave of absence).

                                    ARTICLE 7
                     TERMINATION, AMENDMENT OR MODIFICATION

7.1 TERMINATION. Although the Bank anticipates that it will continue as a sponsor of the Plan for an indefinite period of time, there is no guarantee that it will continue as a sponsor of the Plan or will not terminate its sponsorship of the Plan at any time in the future. Accordingly, the Bank reserves the right to terminate the Plan in its entirety at any time, or terminate its sponsorship of the Plan at any time with respect to any or all of its Participants, by action of the Board. Upon termination of sponsorship of the Plan by the Bank or termination of the Plan, no benefits shall be paid under this Plan; provided, however, that the termination of sponsorship of the Plan or the termination of the Plan shall not adversely affect any Beneficiary who has become entitled to the payment of any benefits under the Plan as of the effective date of termination.


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7.2  AMENDMENT. The Bank may, at any time, amend or modify the Plan in whole or in part by action of the Board. The amendment or modification of the Plan shall not affect any Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification.

7.3 EFFECT OF PAYMENT. The full payment of the applicable benefit under the Plan shall completely discharge all obligations to a Participant and his designated Beneficiaries under the Plan.

                                    ARTICLE 8
                                 ADMINISTRATION

8.1 COMMITTEE DUTIES. The Plan shall be administered by a Committee which shall consist of the Board, or such committee as the Board shall appoint. Members of the Committee may be Participants under the Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of the Plan and (ii) decide or resolve any and all questions including interpretations of the Plan, as may arise in connection with the Plan. Any individual on the Committee who is a Participant shall not vote or act on any matter relating solely to himself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant, the Bank or the Holding Company.

8.2 AGENTS. In the administration of the Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to the Bank or the Holding Company.

8.3 BINDING EFFECT OF DECISIONS. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

8.4 INDEMNITY OF COMMITTEE. The Bank shall indemnify and hold harmless the members of the Committee, and any person to whom the duties of the Committee may be delegated, against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to the Plan, except in the case of gross misconduct by the Committee or any of its members or any such delegate.

8.5 INFORMATION. To enable the Committee to perform its functions, the Bank and the Holding Company shall supply full and timely information to the Committee as the Committee may reasonably request.


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                                    ARTICLE 9
                          OTHER BENEFITS AND AGREEMENTS

     The benefits provided under the Plan are in addition to any other benefits available to such Participant under any other plan or program sponsored by the Bank. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided therein.

                                   ARTICLE 10
                                CLAIMS PROCEDURES

10.1 PRESENTATION OF CLAIM. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

10.2 NOTIFICATION OF DECISION. The Committee shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

     (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

     (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

          (i) the specific reason(s) for the denial of the claim, or any part of it;

          (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

          (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

          (iv) an explanation of the claim review procedure set forth in Section
               10.3 below.

10.3 REVIEW OF A DENIED CLAIM. With 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30


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     days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

     (a)  may review pertinent documents;

     (b)  may submit written comments or other documents; and/or

     (c) may request a hearing, which the Committee, in its sole discretion, may grant.

10.4 DECISION ON REVIEW. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

     (a)  specific reasons for the decision;

     (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

     (c)  such other matters as the Committee deems relevant.

10.5 LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this
     Article 10 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under the Plan.

                                   ARTICLE 11
                                     TRUST

11.1 ESTABLISHMENT OF THE TRUST. The Bank may establish the Trust upon such terms as it deems appropriate.

11.2 INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan, including a Participant's Plan Agreement, shall govern the rights of such Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Bank, the Holding Company, Participants and the creditors of the Bank and the Holding Company to any assets transferred to the Trust. The Bank and the Holding Company shall at all times remain liable to carry out its obligations under the Plan.

11.3 INVESTMENT OF TRUST ASSETS. The trustee of the Trust shall be authorized, upon written instructions received from the Committee or investment manager appointed by the Committee, to invest and reinvest the assets of the Trust in accordance with the applicable trust agreement.


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11.4 DISTRIBUTIONS FROM THE TRUST. The Bank's and the Holding Company's
     obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust and any such distribution shall reduce the Bank's and the Holding Company's obligations under the Plan.

                                   ARTICLE 12
                                  MISCELLANEOUS

12.1 STATUS OF PLAN. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

12.2 UNSECURED GENERAL CREDITOR. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of the Bank or the Holding Company. For purposes of the payment of benefits under the Plan, any and all assets of the Bank or the Holding Company shall be, and remain the general, unpledged and unrestricted assets of such entity. The Bank's and the Holding Company's obligation under the Plan shall be merely of an unfunded and unsecured promise to pay money in the future.

12.3 LIABILITY. The Bank's and the Holding Company's liability for the payment of benefits shall be defined only by the Plan including a Participant's Plan Agreement. The Bank and the Holding Company shall have no obligation to a Participant under the Plan except as expressly provided in the Plan including such Participant's Plan Agreement.

12.4 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance allowed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

12.5 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of the Plan, including a Participant's Plan Agreement, shall not be deemed to constitute a contract of employment between the Bank or the Holding Company and a Participant. Nothing in the Plan shall be deemed to give a Participant the right to be retained in the service of the Bank or the Holding Company or to interfere with


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     the right of the Bank or the Holding Company to discipline or discharge such Participant at any time.

12.6 FURNISHING INFORMATION. A Participant or his Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to, taking such physical examinations as the Committee may deem necessary.

12.7 TERMS. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

12.8 CAPTIONS. The captions of the articles, sections and paragraphs of the Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

12.9 GOVERNING LAW. Subject to ERISA, the provisions of the Plan shall be construed and interpreted according to the internal laws of the State of placeStateMichigan without regard to its conflicts of laws and principles.

12.10 NOTICE. Any notice or filing required or permitted to be given to the Committee under the Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below.

          Director of Human Resources
          Community Central Bank
          100 North Main Street
          Mount Clemens, Michigan 48043

     Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Any notice or filing required or permitted to be given to a Participant under the Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of such Participant.

12.11 SUCCESSORS. The provisions of the Plan shall bind and inure to the benefit of the Bank, the Holding Company and their successors and assigns and the Participant and the Participant's designated Beneficiaries.

12.12 SPOUSE'S INTEREST. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner including, but not limited to, such spouse's will, nor shall such interest pass under the laws of intestate succession.


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12.13 VALIDITY. In case any provision of the Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but the Plan shall be constructed and enforced as if such illegal or invalid provision had never been inserted herein.

12.14 INCOMPETENT. If the Committee determines in its discretion that a benefit under the Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount

12.15 COURT ORDER. The Committee is authorized to make any payments directed by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion shall have the right, notwithstanding any election made by the Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

12.16 INSURANCE. The Bank or the Holding Company, on its own behalf or on behalf of the trustee of the Trust, and, in its sole discretion, may apply for and procure insurance on the life of any Participant, in such amounts and in such forms as it may choose. The Bank, the Holding Company or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. No Participant shall have any interest whatsoever in any such policy or policies, and a Participant shall at the request of the Bank or the Holding Company submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Bank or the Holding Company has applied for insurance.

12.17 LEGAL FEES TO ENFORCE RIGHTS AFTER CHANGE IN CONTROL. The Bank and the Holding Company is aware that upon the occurrence of a Change in Control, the Board (which might then be comprised of new members) or stockholders of the Bank or the Holding Company, or of any successor corporation, might then cause or attempt to cause Bank or the Holding Company, or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Bank or the Holding Company to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Bank, the Holding Company or any successor corporation has failed to comply with any


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     of its obligations under the Plan or any agreement thereunder, or, if the
     Bank, the Holding Company or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Bank or the Holding Company irrevocably authorizes such Participant to retain counsel of his choice at the expense of the Bank or the Holding Company to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Bank or the Holding Company or any director, officer, stockholder or other person affiliated with the Bank or the Holding Company or any successor thereto in any jurisdiction.

     The Bank and the Holding Company have signed the Plan as of December 31, 2006.

                                        COMMUNITY CENTRAL BANK


                                        By: S/ Dean S. Petitpren
                                            ------------------------------------
                                        Name: Dean S. Petitpren
                                        Title: Chairman of the Compensation
                                               Committee


                                        COMMUNITY CENTRAL BANK CORPORATION


                                        By: S/ Dean S. Petitpren
                                            ------------------------------------
                                        Name: Dean S. Petitpren
                                        Title: Chairman of the Compensation
                                               Committee

                          Form of Individual Agreement

                       COMMUNITY CENTRAL BANK CORPORATION
            DEATH BENEFIT PLAN AGREEMENT AND BENEFICIARY DESIGNATION

                                    AGREEMENT

     Community Central Bank Corporation (the "Company") co-sponsors the Community Central Bank Death Benefit Plan (the "Plan"). The Company and the undersigned executive of the Company (the "Employee") hereby agree, for good and valuable consideration, the value of which is hereby acknowledged, that the Employee shall participate in the Plan as currently in effect or as may hereafter be modified or amended. The Employee does hereby acknowledge that he has been provided with a copy of the Plan as currently in effect and he does specifically agree to the terms and conditions thereof. The Employee understands that the receipt of benefits under the Plan shall be subject to all provisions of the Plan.

                             BENEFICIARY DESIGNATION

     The Employee designates the following individuals as his "BENEFICIARY". The Employee acknowledges that he is aware of his right to change such designation by submitting to the Committee at a subsequent time a new written designation of his primary and secondary Beneficiaries. The Employee understands that any Beneficiary designation made subsequent to the execution of this Plan Agreement must be executed and dated by him and shall become effective only when receipt thereof is acknowledged in writing by the Committee or the Company. THE EMPLOYEE ACKNOWLEDGES THAT HE MUST DESIGNATE HIS SPOUSE AS HIS SOLE PRIMARY BENEFICIARY, UNLESS HIS SPOUSE EXECUTES THE ATTACHED SPOUSAL CONSENT.

PRIMARY BENEFICIARIES [NAME, ADDRESS, % INTEREST]:      ________________________
                                                        ________________________
                                                        ________________________

CONTINGENT BENEFICIARIES [NAME, ADDRESS, % INTEREST]:   ________________________
                                                        ________________________
                                                        ________________________

     [PROVIDE SCHEDULE OF ADDITIONAL PRIMARY OR CONTINGENT BENEFICIARIES, IF
                                   NECESSARY]

     The Employee understands that he may at any time, upon written request to the Company or the Committee, obtain a copy of the Plan as then in effect.



-------------------------------------
Employee

COMMUNITY CENTRAL BANK CORPORATION


By:
    ---------------------------------
Name:
Title:

                                 SPOUSAL CONSENT

     I understand that my spouse has designated someone other than myself as primary beneficiary of his entire benefit under the Plan. I hereby consent to that designation and any subsequent Beneficiary designation he or she may make.


                                                             __________ __, 200_
-------------------------------------
                              ,Spouse

               COMMUNITY CENTRAL BANK DEATH BENEFIT PLAN AGREEMENT
                           AND BENEFICIARY DESIGNATION

                                    AGREEMENT

     Community Central Bank (the "Bank") sponsors the Community Central Bank Death Benefit Plan (the "Plan"). The Bank and the undersigned executive of the Bank (the "Employee") hereby agree, for good and valuable consideration, the value of which is hereby acknowledged, that the Employee shall participate in the Plan as currently in effect or as may hereafter be modified or amended. The Employee does hereby acknowledge that he has been provided with a copy of the Plan as currently in effect and he does specifically agree to the terms and conditions thereof. The Employee understands that the receipt of benefits under the Plan shall be subject to all provisions of the Plan.

                             BENEFICIARY DESIGNATION

     The Employee designates the following individuals as his "BENEFICIARY". The Employee acknowledges that he is aware of his right to change such designation by submitting to the Committee at a subsequent time a new written designation of his primary and secondary Beneficiaries. The Employee understands that any Beneficiary designation made subsequent to the execution of this Plan Agreement must be executed and dated by him and shall become effective only when receipt thereof is acknowledged in writing by the Committee or the Bank. THE EMPLOYEE ACKNOWLEDGES THAT HE MUST DESIGNATE HIS SPOUSE AS HIS SOLE PRIMARY BENEFICIARY, UNLESS HIS SPOUSE EXECUTES THE ATTACHED SPOUSAL CONSENT.

PRIMARY BENEFICIARIES [NAME, ADDRESS, % INTEREST]:      ________________________
                                                        ________________________
                                                        ________________________

CONTINGENT BENEFICIARIES [NAME, ADDRESS, % INTEREST]:   ________________________
                                                        ________________________
                                                        ________________________

     [PROVIDE SCHEDULE OF ADDITIONAL PRIMARY OR CONTINGENT BENEFICIARIES, IF
                                   NECESSARY]

     The Employee understands that he may at any time, upon written request to the Bank or the Committee, obtain a copy of the Plan as then in effect.



-------------------------------------
                            ,Employee


COMMUNITY CENTRAL BANK


By
   ----------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                 SPOUSAL CONSENT

     I understand that my spouse has designated someone other than myself as primary beneficiary of his entire benefit under the Plan. I hereby consent to that designation and any subsequent Beneficiary designation he or she may make.


                                                             __________ __, 200_
-------------------------------------
                              ,Spouse


                                       2